Exhibit 99.1

LIONHEART ACQUISITION CORPORATION II

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of August 18, 2020	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Lionheart Acquisition Corporation II

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Lionheart Acquisition Corporation II (formerly known as Lionheart Acquisition Corp.) (the “Company”) as of August 18, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of August 18, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

New York, NY

August 24, 2020

F-2

LIONHEART ACQUISITION CORPORATION II

(formerly known as Lionheart Acquisition Corp.)
BALANCE SHEET
AUGUST 18, 2020

ASSETS
Current assets
Cash	$2,039,384
Prepaid expenses	181,800
Total Current Assets	2,221,184

Cash held in Trust Account	200,000,000
Total Assets	$202,221,184

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued offering costs	$35,450
Promissory note – related party	140,671
Total Current Liabilities	176,121

Deferred underwriting fee payable	7,000,000
Total Liabilities	7,176,121

Commitments and Contingencies

Common stock subject to possible redemption 19,004,506 shares at redemption value	190,045,060

Stockholders’ Equity
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,645,494 issued and outstanding (excluding 19,004,506 shares subject to possible redemption)	165
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,750,000 issued and outstanding (1)	575
Additional paid-in capital	5,000,263
Accumulated deficit	(1,000)
Total Stockholders’ Equity	5,000,003
Total Liabilities and Stockholders’ Equity	$202,221,184

(1)	Included an aggregate of up to 750,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part (see Note 5).

The accompanying notes are an integral part of the financial statement.

F-3

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

Note 1. Description of Organization and Business Operations

Lionheart Acquisition Corporation II (formerly known as Lionheart Acquisition Corp.) (the “Company”) was incorporated in Delaware on December 23, 2019. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on businesses that apply innovative digital technologies and technology-enhanced services and solutions to the identification, design, development, construction, operation, financing, management and disposition of real estate properties, commonly referred to as “PropTech.” The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of August 18, 2020, the Company had not commenced any operations. All activity for the period from December 23, 2019 (inception) through August 18, 2020 relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on August 12, 2020. On August 18, 2020, the Company consummated the Initial Public Offering of 20,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $200,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 650,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to Lionheart Equities, LLC, a Delaware Limited Liability Company (the “Sponsor”), and Nomura Securities International, Inc. (“Nomura”), an underwriter in the Initial Public Offering, generating gross proceeds of $6,500,000, which is described in Note 4.

Transaction costs amounted to $11,478,937 consisting of $4,000,000 of underwriting fees, $7,000,000 of deferred underwriting fees and $478,937 of other offering costs. In addition, at August 18, 2020, cash of $2,039,384 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on August 18, 2020, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Units was placed in a trust account (the “Trust Account”) located in the United States and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account, as described below.

On August 20, 2020, the underwriters notified the Company of their intention to exercise their over-allotment option in full, resulting in an additional 3,000,000 Units issued on August 24, 2020 for $30,000,000. A total of $30,000,000 was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $230,000,000 (see Note 8).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

F-4

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor, officers and directors and Nomura have agreed to vote their Founder Shares (as defined in Note 5), Private Placement Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder’s Shares, Private Placement Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect the substance or timing of the ability of holders of the Public Shares to seek redemption in connection with a Business Combination or the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until February 18, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor and Nomura have agreed to waive their liquidation rights with respect to the Private Placement Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial stockholders or any of their respective affiliates acquire Public Shares after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

F-5

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised, and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of August 18, 2020.

Cash Held in Trust Account

At August 18, 2020, the assets held in the Trust Account were held in cash.

F-6

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of August 18, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on this account.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards update, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3. Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 20,000,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

Note 4. Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Nomura purchased an aggregate of 650,000 Private Placement Units at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $6,500,000. Each Private Placement Unit consists of one share of Class A common stock (“Private Placement Share”) and one-half of one redeemable warrant (“Private Placement Warrant”). Each whole Private Placement Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. The Private Placement Units are identical to the Public Units sold in the Initial Public Offering, except as described in Note 7. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and underlying securities will be worthless.

F-7

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

Note 5. Related Party Transactions

Founder’s Shares

On January 10, 2020, the Sponsor purchased 5,000,000 shares (the “Founder’s Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. Subsequently, on February 6, 2020, the Company effected a stock dividend of 0.15 share for each Founder’s Share outstanding, resulting in the Sponsor holding an aggregate of 5,750,000 Founder’s Shares.

The Founder’s Shares included an aggregate of up to 750,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the initial stockholders (including Nomura) would own, on an as-converted basis, 22.03% of the Company’s issued and outstanding shares after the Initial Public Offering (including the Private Placement Shares and assuming the initial stockholders do not purchase any Public Shares in the Initial Public Offering). As a result of the underwriters’ election to exercise their over-allotment option in full on August 24, 2020, the 750,000 Founder’s Shares are no longer subject to forfeiture.

The initial stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder’s Shares until the earlier to occur of: (A) six months after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Promissory Note — Related Party

On January 10, 2020, the Company issued the Promissory Note to Lionheart Equities, LLC, the Sponsor, pursuant to which the Company may borrow up to an aggregate amount of $300,000 to cover expenses related to the Initial Public Offering. The Promissory Note is non-interest bearing and payable on the completion of the Initial Public Offering. As of August 18, 2020, there was $140,671 outstanding under the Promissory Note. The Promissory Note was subsequently repaid on August 24, 2020.

Administrative Services Agreement

The Company entered into an agreement whereby, commencing on the August 14, 2020, the Company will pay the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1 million of such Working Capital Loans may be convertible into units identical to the Private Placement Units at a price of $10.00 per unit.

Note 6. Commitments and Contingencies

Registration Rights

Pursuant to a registration rights agreement entered into on August 13, 2020, the holders of the Founder’s Shares, Private Placement Units, Private Placement Shares, Private Placement Warrants, securities issuable pursuant to the forward purchase agreement (discussed below), the units that may be issued upon conversion of Working Capital Loans, the shares of Class A common stock and the warrants issued as part of such units (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants included as part of the units that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder’s Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder’s Shares, only after conversion to the Company’s Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

F-8

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions (see Note 8).

The underwriters are entitled to a deferred fee of $0.35 per Unit, or $7,000,000 in the aggregate (which, after August 18, 2020, became $8,050,000 in the aggregate following the underwriters’ exercise in full of their over-allotment option (see Note 8). The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Forward Purchase Agreement

Nomura entered into a forward purchase agreement with the Company, which provides for the purchase by Nomura of the Company’s Public Shares for an aggregate purchase price of up to $100.0 million through, other than as described below, open market purchases or privately negotiated transactions with one or more third parties. In lieu of purchasing Public Shares in the open market or privately negotiated transactions, up to $85.0 million of such aggregate purchase price may instead be in the form of an investment in the Company’s equity securities on terms to be mutually agreed between Nomura and the Company, to occur concurrently with the closing of a Business Combination. In consideration of the forward purchase commitment, the Company will pay to Nomura (i) an amount equal to 2% of the aggregate purchase price of the purchases or investment requested by the Company pursuant to the forward purchase agreement (the “commitment fee”) plus (ii) an amount equal to the internal charges and carrying costs incurred by Nomura in connection with the forward purchase commitment (the “commitment carrying costs”) on a monthly basis during the period from and including the date the Company executes a definitive agreement for a Business Combination through the earlier of (x) the consummation of a Business Combination and (y) the date the Company notifies Nomura in writing that the Company does not require Nomura to provide the forward purchase commitment. Up to $1.0 million of aggregate commitment carrying costs, to the extent timely paid pursuant to the forward purchase agreement, may be credited against the commitment fee. If the Company requests that Nomura purchase or invest the full $100.0 million forward purchase commitment pursuant to the forward purchase agreement, a maximum of $1.0 million of the commitment carrying costs will not be credited toward the commitment fee. The decision to make such an investment in other equity securities will not reduce the aggregate purchase price. However, Nomura will be excused from its purchase obligation in connection with a specific business combination unless, within five business days following written notice delivered by the Company of its intention to enter into such Business Combination, Nomura notifies the Company that it has decided to proceed with the purchase in whole or in part. Nomura may decide not to proceed with the purchase for any reason, including, without limitation, if it has determined that such purchase would constitute a conflict of interest. Nomura will also be restricted from making purchases if they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act.

Nomura has also indicated its intent, if so requested by the Company, to use its commercially reasonable efforts to underwrite, arrange and/or syndicate up to $400 million of additional financing for the Company in the form of equity or debt (or a combination thereof) in connection with a Business Combination, subject to market conditions and on terms and conditions satisfactory in all respects to Nomura in its sole judgment and determination.

Right of First Refusal

The Company has agreed that, if the investor offers to purchase any securities under the forward purchase agreement, it will have a “right of first refusal” to act as a bookrunner on any capital markets transaction issued in order to complete a Business Combination. In addition, so long as the investor owns 5% or more of the outstanding common stock of the post-business combination company on a fully-diluted basis, the Sponsor has agreed to use its best efforts and influence on the successor company to offer the investor a bookrunner role on any capital markets transaction. Any such bookrunner role will be pursuant to a separate agreement containing terms and conditions customary for the investor and mutually agreed upon by the Company or its successor company, as applicable. Notwithstanding the foregoing, the right of first refusal will not have a duration of more than three years from the date of commencement of sales of the Initial Public Offering.

Note 7. Stockholders’ Equity

Preferred Stock —The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At August 18, 2020, there were no shares of preferred stock issued or outstanding.

F-9

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. At August 18, 2020, there were 1,645,494 shares of Class A common stock issued and outstanding, excluding 19,004,506 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. At August 18, 2020, there were 5,750,000 shares of common stock issued and outstanding, of which an aggregate of up to 750,000 shares were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the initial stockholders (including Nomura) would collectively own 22.03% of the Company’s issued and outstanding common stock after the Initial Public Offering (including the Private Placement Shares and assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering) (see Note 8).

Holders of Class A common stock and Class B common stock are entitled to one vote for each share. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of stockholders, except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination).

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue any shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 30 days, after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of Class A common stock issuable upon exercise of the warrants and thereafter will use its reasonable best efforts to cause the same to become effective within 60 business days following the Business Combination and to maintain a current prospectus relating to the Class A common stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

·	in whole and not in part;

·	at a price of $0.01 per warrant;

·	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

·	if, and only if, the reported last reported sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending the third trading day prior to the date on which the Company sends the notice of redemption to each warrant holder.

F-10

LIONHEART ACQUISITION CORPORATION II

NOTES TO FINANCIAL STATEMENT

If the Company calls the Public Warrants for redemption for cash, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder’s Shares or private placement securities held by them, as applicable, prior to such issuance) (the “Newly Issued Price”), the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Newly Issued Price.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers of the Private Placement Units or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Units or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Note 8. Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

On August 20, 2020, the underwriters exercised their over-allotment option in full, resulting in the sale on August 24, 2020 of an additional 3,000,000 Units for total gross proceeds of $30,000,000. Transaction costs totaled $600,000, consisting of underwriting fees. A total of $30,000,000 was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $230,000,000.

As a result of the underwriters’ election to exercise their over-allotment in full, 750,000 Founder’s Shares are no longer subject to forfeiture.

The outstanding balance of $140,671 under the Promissory Note was repaid on August 24, 2020.

F-11